Exhibit 99.1
WM TECHNOLOGY, INC. ANNOUNCES VOLUNTARY DELISTING FROM NASDAQ

IRVINE, CA. – April 7, 2026 – WM Technology, Inc. (“WM Technology” or the “Company”) (Nasdaq: MAPS), a leading marketplace and technology solutions provider to the cannabis industry, today announced its decision to voluntarily delist its Class A common stock and warrants from The Nasdaq Global Select Market (“Nasdaq”).
The Company intends to file a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist its Class A common stock and warrants from Nasdaq and to deregister its Class A common stock and warrants under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or about April 17, 2026, and as a result, the Company expects that the last trading day of its Class A common stock and warrants on Nasdaq will be on or about April 24, 2026. Once permitted, the Company expects to file a Form 15 with the SEC to deregister its Class A common stock and warrants under the Exchange Act and suspend the Company’s duty to file any reports required under Section 13(a) and 15(d) of the Exchange Act.
Following a thorough review, the Company’s Board of Directors (the “Board”) concluded that delisting the Company’s securities from Nasdaq is in the best interests of the Company, its shareholders, and other stakeholders. The Board’s decision was the result of careful review and consideration of several factors, including, but not limited to, (1) the limitations a Nasdaq listing places on the Company’s operations and strategies for providing services to cannabis end markets, (2) the constraints on the Company's ability to achieve long-term, sustainable value creation in an evolving industry, (3) the lack of significant liquidity in the Company’s securities due to a lack of comparable companies and limited investor interest and analyst coverage, and (4) the required personnel resources and expenses relating to continued Exchange Act and Nasdaq disclosure and reporting requirements and other regulatory burdens, which have resulted and would continue to result in significant operating expense and attention of the Company’s management team.
“This decision is about positioning WM Technology to win over the long term. The cannabis industry has a unique regulatory reality, and operating outside the constraints of a national exchange gives us the agility and focus to build the best possible business for our clients and investors as this industry continues to evolve,” said Doug Francis, CEO and Chairman of WM Technology.
Following the delisting of the Company’s Class A common stock and warrants from Nasdaq, the Company expects that its Class A common stock and warrants will be quoted for trading on a market operated by OTC Markets Group Inc. (the “OTC”) so that a trading market may continue to exist for such securities. There is no guarantee, however, that a broker will continue to make a market in the Company’s Class A common stock and warrants.
About WM Technology
Founded in 2008, WM Technology operates Weedmaps, a leading cannabis marketplace for consumers, as well as a broad set of eCommerce and compliance software solutions for cannabis businesses and

Exhibit 99.1
brands in U.S. state-legal markets. WM Technology holds a strong belief in the power of cannabis and the importance of enabling safe, legal access to consumers worldwide.
Over the past 18 years, the Weedmaps marketplace has become a premier destination for cannabis consumers to discover and browse cannabis-related products, access daily dispensary deals, order ahead for pick-up and delivery by participating retailers (where applicable) and learn about the plant. The Company also offers eCommerce-enablement tools designed to help cannabis retailers and brands reach consumers, create business efficiency, and manage industry-specific compliance needs.
Headquartered in Irvine, California, the Company is committed to advocating for full U.S. legalization, industry-wide social equity, and continued education about the plant through key partnerships and cannabis subject matter experts. Visit us at www.weedmaps.com.
Forward-Looking Statements
This press release includes “forward-looking statements” regarding the Company’s future business expectations which involve risks and uncertainties. Forward looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s strategy, intentions to voluntarily delist its securities from Nasdaq and to deregister its Class A common stock and warrants under the Exchange Act, and the anticipated timing and any anticipated results of such actions. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including market reactions or impacts resulting from the Company’s delisting and deregistration, including the impact on the Company’s liquidity and the price of its Class A common stock and warrants; the Company’s eligibility for and timing of quotation on the OTC markets; the possibility that trading in the Company’s securities on the OTC markets, if available, may be significantly less liquid and/or have greater price volatility; the Company’s financial and business performance, including key business metrics and any underlying assumptions thereunder; market opportunity and the Company’s ability to acquire new clients and retain existing clients; expectations and timing related to commercial product launches; success of the Company’s go-to-market strategy; the Company’s ability to scale its business and expand its offerings; the Company’s competitive advantages and growth strategies; the Company’s future capital requirements and sources and uses of cash; the impact of the material weaknesses in the Company’s internal controls and ability to remediate these material weaknesses in the timing the Company anticipates, or at all; the outcome of any known and unknown litigation and regulatory proceedings; changes in domestic and foreign business, market, financial, political and legal conditions; the effect of macroeconomic conditions, including but not limited to inflation, tariffs, public health crises, uncertain credit and global financial markets, past and potential future disruptions in access to bank deposits or lending commitments due to bank failures, current and potential future geopolitical events, including the military conflicts between Russia and Ukraine and in the Middle East, and the occurrence of a catastrophic event, including but not limited to severe weather, war, or terrorist attack; future global, regional or local economic and market conditions affecting the cannabis industry; the development, effects and enforcement of and changes to laws and regulations, including with respect to the cannabis and hemp industries; the Company’s ability

Exhibit 99.1
to successfully capitalize on new and existing cannabis markets, including its ability to successfully monetize its solutions in those markets; the Company’s ability to manage future growth; the Company’s ability to effectively anticipate and address changes in the end-user market in the cannabis industry; the Company’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the Company’s ability to maintain and grow its two-sided marketplace, including its ability to acquire and retain paying clients; the Company’s ability to continue to collect on outstanding receivables; the Company’s ability to realize the expected benefits of any strategic acquisitions; the effects of competition on the Company’s future business; the Company’s success in retaining or recruiting, or changes required in, officers, key employees or directors; cyber-attacks and security vulnerabilities; the possibility that the Company may be adversely affected by other economic, business or competitive and those factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 12, 2026. If any of these risks materialize or these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.
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